Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987	$4,788	$13,775			6%	5%	-3%	-4%
US Pharmaceuticals	2,451	2,610	5,061	2,695	7,756	2,809	10,565	2,766	2,974	5,740	3,012	8,752			12%	13%	N/A	N/A
CV/Metabolics	1,407	1,483	2,890	1,517	4,407	1,552	5,959	1,554	1,699	3,253	1,707	4,960			13%	13%	N/A	N/A
Oncology/Virology	619	633	1,252	641	1,893	655	2,548	627	638	1,265	659	1,924			3%	2%	N/A	N/A
Neuroscience	352	407	759	440	1,199	497	1,696	486	520	1,006	521	1,527			18%	27%	N/A	N/A
Immunoscience	73	87	160	97	257	105	362	99	117	216	125	341			29%	33%	N/A	N/A
Intercon Pharmaceuticals	384	401	785	411	1,196	385	1,581	309	341	650	354	1,004			-14%	-16%	-7%	-11%
EMAP Pharmaceuticals	398	436	834	437	1,271	437	1,708	379	420	799	457	1,256			5%	-1%	-3%	-6%
Europe Pharmaceuticals	933	996	1,929	935	2,864	886	3,750	827	883	1,710	911	2,621			-3%	-8%	-8%	-12%
Mead Johnson	703	728	1,431	744	2,175	707	2,882	693	719	1,412	699	2,111			-6%	-3%	-4%	-6%
Continuing Operations	4,891	5,203	10,094	5,254	15,348	5,249	20,597	5,015	5,384	10,399	5,487	15,886			4%	4%	-3%	-4%
Discontinued Operations	308	330	638	127	765	5	770	-	-	-	-	-			-100%	-100%	-	-
Total Company	$5,199	$5,533	$10,732	$5,381	$16,113	$5,254	$21,367	$5,015	$5,384	$10,399	$5,487	$15,886			2%	-1%	-3%	-4%

% of Total Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Bio Pharmaceuticals	80.6%	80.9%	80.7%	83.8%	81.8%	86.4%	82.9%	86.2%	86.6%	86.4%	87.3%	86.7%			350	490
US Pharmaceuticals	47.2%	47.2%	47.2%	50.1%	48.1%	53.5%	49.4%	55.2%	55.2%	55.2%	54.9%	55.1%			480	700
CV/Metabolics	27.1%	26.8%	26.9%	28.2%	27.4%	29.5%	27.9%	31.0%	31.5%	31.3%	31.1%	31.2%			290	380
Oncology/Virology	11.9%	11.4%	11.7%	11.9%	11.7%	12.5%	11.9%	12.5%	11.8%	12.1%	12.0%	12.1%			10	40
Neuroscience	6.8%	7.4%	7.1%	8.2%	7.4%	9.5%	7.9%	9.7%	9.7%	9.7%	9.5%	9.6%			130	220
Immunoscience	1.4%	1.6%	1.5%	1.8%	1.6%	2.0%	1.7%	2.0%	2.2%	2.1%	2.3%	2.2%			50	60
Intercon Pharmaceuticals	7.4%	7.2%	7.3%	7.6%	7.4%	7.3%	7.4%	6.2%	6.3%	6.3%	6.5%	6.3%			(110)	(110)
EMAP Pharmaceuticals	7.7%	7.9%	7.8%	8.1%	7.9%	8.3%	8.0%	7.6%	7.8%	7.7%	8.3%	7.9%			20	-
Europe Pharmaceuticals	17.9%	18.0%	18.0%	17.4%	17.8%	16.9%	17.6%	16.5%	16.4%	16.4%	16.6%	16.5%			(80)	(130)
Mead Johnson	13.5%	13.1%	13.3%	13.8%	13.5%	13.5%	13.5%	13.8%	13.4%	13.6%	12.7%	13.3%			(110)	(20)
Continuing Operations	94.1%	94.0%	94.0%	97.6%	95.3%	99.9%	96.4%	100.0%	100.0%	100.0%	100.0%	100.0%			240	470
Discontinued Operations	5.9%	6.0%	6.0%	2.4%	4.7%	0.1%	3.6%	-	-	-	-	-			(240)	(470)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

($ in millions)

QUARTER-TO-DATE

CONTINUING OPERATIONS

	US*	Non-US*	Total

Price Increases/(Decreases)	8%	2%	5%
Foreign Exchange	-	-7%	-3%
Volume	1%	3%	2%

Total Change	9%	-2%	4%

Total 2009 Period to Date Sales	$3,256	$2,231	$5,487
Total 2008 Period to Date Sales	$2,983	$2,271	$5,254

BIO PHARMACEUTICALS

	US	Non-US	Total
Price Increases/(Decreases)	9%	-	5%
Foreign Exchange	-	-7%	-3%
Volume	3%	5%	4%

Total Change	12%	-2%	6%

Total 2009 Period to Date Sales	$3,021	$1,767	$4,788
Total 2008 Period to Date Sales	$2,708	$1,802	$4,510

MEAD JOHNSON

			Total
Price Increases/(Decreases)			5%
Foreign Exchange			-4%
Volume			-7%

Total Change			-6%

Total 2009 Period to Date Sales			$699
Total 2008 Period to Date Sales			$744

*	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2009

($ in millions)

YEAR-TO-DATE

CONTINUING OPERATIONS

	US*	Non-US*	Total

Price Increases/(Decreases)	7%	3%	5%
Foreign Exchange	-	-10%	-4%
Volume	4%	2%	3%

Total Change	11%	-5%	4%

Total 2009 Period to Date Sales	$9,534	$6,352	$15,886
Total 2008 Period to Date Sales	$8,628	$6,720	$15,348

BIO PHARMACEUTICALS

	US	Non-US	Total
Price Increases/(Decreases)	7%	-	5%
Foreign Exchange	-	-10%	-4%
Volume	6%	3%	4%

Total Change	13%	-7%	5%

Total 2009 Period to Date Sales	$8,782	$4,993	$13,775
Total 2008 Period to Date Sales	$7,792	$5,381	$13,173

MEAD JOHNSON

			Total
Price Increases/(Decreases)			6%
Foreign Exchange			-6%
Volume			-3%

Total Change			-3%

Total 2009 Period to Date Sales			$2,111
Total 2008 Period to Date Sales			$2,175

*	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015	$5,384	$10,399	$5,487	$15,886			4%	4%

Cost of products sold	1,570	1,670	3,240	1,634	4,874	1,522	6,396	1,413	1,461	2,874	1,562	4,436			-4%	-9%
Marketing, selling and administrative	1,134	1,165	2,299	1,208	3,507	1,285	4,792	1,064	1,077	2,141	1,117	3,258			-8%	-7%
Advertising and product promotion	319	420	739	362	1,101	449	1,550	324	400	724	361	1,085			-	-1%
Research and development	782	826	1,608	834	2,442	1,143	3,585	923	829	1,752	838	2,590			-	6%
Acquired in-process research and development	-	32	32	-	32	-	32	-	-	-	-	-			-	-100%
Provision for restructuring, net	11	30	41	26	67	151	218	27	20	47	54	101			108%	51%
Litigation expense, net	-	2	2	30	32	1	33	104	28	132	-	132			-100%	*
Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)	(150)	(296)	(139)	(435)			-15%	-9%
Gain on sale of Imclone shares	-	-	-	-	-	(895)	(895)	-	-	-	-	-			-	-
Other (income)/ expense, net	32	(13)	19	169	188	(156)	32	(78)	(22)	(100)	(30)	(130)			-118%	-169%
Total expenses	3,684	3,982	7,666	4,099	11,765	3,361	15,126	3,631	3,643	7,274	3,763	11,037			-8%	-6%

Earnings from Continuing Operations Before Income Taxes	$1,207	$1,221	$2,428	$1,155	$3,583	$1,888	$5,471	$1,384	$1,741	$3,125	$1,724	$4,849			49%	35%
Provision for income taxes	330	258	588	308	896	424	1,320	463	443	906	434	1,340			41%	50%
Net Earnings from Continuing Operations	$877	$963	$1,840	$847	$2,687	$1,464	$4,151	$921	$1,298	$2,219	$1,290	$3,509			52%	31%

Net Earnings from Discontinued Operations	14	42	56	1,990	2,046	46	2,092	-	-	-	-	-			-100%	-100%

Net Earnings	$891	$1,005	$1,896	$2,837	$4,733	$1,510	$6,243	$921	$1,298	$2,219	$1,290	$3,509			-55%	-26%
Net Earnings Attributable to Noncontrolling Interest	230	241	471	259	730	266	996	283	315	598	324	922			25%	26%
Net Earnings Attributable to Bristol-Myers Squibb Company	$661	$764	$1,425	$2,578	$4,003	$1,244	$5,247	$638	$983	$1,621	$966	$2,587			-63%	-35%

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$647	$722	$1,369	$588	$1,957	$1,198	$3,155	$638	$983	$1,621	$966	$2,587			64%	32%
Contingently convertible debt interest expense and dividends attributable to unvested shares	4	-	5	(9)	(3)	(5)	(6)	(5)	(6)	(9)	(5)	(14)			44%	*

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to Bristol-Myers Squibb Company	$651	$722	$1,374	$579	$1,954	$1,193	$3,149	$633	$977	$1,612	$961	$2,573			66%	32%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share** - Continuing Operations	$0.32	$0.36	$0.68	$0.29	$0.98	$0.60	$1.58	$0.32	$0.49	$0.81	$0.48	$1.30			66%	33%
Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share** - Discontinued Operations	0.01	0.02	0.03	0.99	1.02	0.02	1.04	-	-	-	-	-			-100%	-100%

Diluted Earnings Attributable to Bristol-Myers Squibb Company per Common Share**	$0.33	$0.38	$0.71	$1.28	$2.00	$0.62	$2.62	$0.32	$0.49	$0.81	$0.48	$1.30			-63%	-35%

Average Common Shares Outstanding - Diluted	2,006	2,006	2,005	2,002	2,004	1,980	1,999	1,981	1,983	1,982	1,984	1,982			-1%	-1%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.31	$1.24	$0.31	$0.31	$0.62	$0.31	$0.93			-	-

% of Net Sales	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	67.9%	67.9%	67.9%	68.9%	68.2%	71.0%	68.9%	71.8%	72.9%	72.4%	71.5%	72.1%			260	390

Cost of products sold	32.1%	32.1%	32.1%	31.1%	31.8%	29.0%	31.1%	28.2%	27.1%	27.6%	28.5%	27.9%			(260)	(390)
Marketing, selling and administrative	23.2%	22.4%	22.8%	23.0%	22.8%	24.5%	23.3%	21.2%	20.0%	20.6%	20.4%	20.5%			(260)	(230)
Advertising and product promotion	6.5%	8.1%	7.3%	6.9%	7.2%	8.6%	7.5%	6.5%	7.4%	7.0%	6.6%	6.8%			(30)	(40)
Research and development	16.0%	15.9%	15.9%	15.9%	15.9%	21.8%	17.4%	18.4%	15.4%	16.8%	15.3%	16.3%			(60)	40
Acquired in-process research and development	-	0.6%	0.3%	-	0.2%	-	0.2%	-	-	-	-	-			-	(20)
Total expenses	75.3%	76.5%	75.9%	78.0%	76.7%	64.0%	73.4%	72.4%	67.7%	69.9%	68.6%	69.5%			(940)	(720)

Earnings from Continuing Operations Before Income Taxes	24.7%	23.5%	24.1%	22.0%	23.3%	36.0%	26.6%	27.6%	32.3%	30.1%	31.4%	30.5%			940	720
Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	13.2%	13.9%	13.6%	11.2%	12.8%	22.8%	15.3%	12.7%	18.3%	15.6%	17.6%	16.3%			640	350

Other Ratios
Effective Tax Rate	27.3%	21.1%	24.2%	26.7%	25.0%	22.5%	24.1%	33.5%	25.4%	29.0%	25.2%	27.6%			(150)	260

Other (Income)/ Expense, net	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$73	$80	$153	$84	$237	$73	$310	$52	$42	$94	$47	$141			-44%	-41%
Interest income	(43)	(31)	(74)	(37)	(111)	(19)	(130)	(13)	(14)	(27)	(13)	(40)			65%	64%
ARS impairment charge	25	-	25	224	247	58	305	-	-	-	-	-			-100%	-100%
(Gain)/Loss on debt buyback and termination of interest rate swap agreements	-	-	-	-	-	(57)	(57)	-	(11)	(11)	4	(7)			-	-
Foreign exchange transaction losses/(gains)	19	(2)	17	(51)	(34)	(42)	(76)	(13)	17	4	13	17			125%	150%
Gain on sale of product lines, businesses and assets	(9)	-	(9)	-	(9)	(159)	(168)	(44)	(23)	(67)	(17)	(84)			-	*
Medarex acquisition	-	-	-	-	-	-	-	-	-	-	(10)	(10)			-	-
Net royalty income and amortization of upfront and milestone payments received from alliance partners	(41)	(41)	(82)	(42)	(124)	(17)	(141)	(35)	(34)	(69)	(50)	(119)			-19%	4%
Pension curtailment charge	-	-	-	-	-	8	8	-	25	25	-	25			-	-
Other, net	8	(19)	(11)	(9)	(18)	(1)	(19)	(25)	(24)	(49)	(4)	(53)			56%	-194%
	$32	$(13)	$19	$169	$188	$(156)	$32	$(78)	$(22)	$(100)	$(30)	$(130)			-118%	-169%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

Biopharmaceuticals segment results

($ in millions, except per share amounts)

	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,188	$4,475	$8,663	$4,510	$13,173	$4,542	$17,715	$4,322	$4,665	$8,987	$4,788	$13,775			6%	5%

Gross Profit	2,965	3,135	6,100	3,218	9,318	3,329	12,647	3,191	3,463	6,654	3,500	10,154			9%	9%
Gross Margin as a % of Sales	70.8%	70.1%	70.4%	71.4%	70.7%	73.3%	71.4%	73.8%	74.2%	74.0%	73.1%	73.7%			170	300

Total SGA	1,215	1,317	2,532	1,271	3,803	1,409	5,212	1,129	1,196	2,325	1,189	3,514			-6%	-8%
SG&A as a % of Sales	29.0%	29.4%	29.2%	28.2%	28.9%	31.0%	29.4%	26.1%	25.6%	25.9%	24.8%	25.5%			-340	-340

R&D	746	778	1,524	779	2,303	848	3,151	763	781	1,544	820	2,364			5%	3%
R&D as a % of Sales	17.8%	17.4%	17.6%	17.3%	17.5%	18.7%	17.8%	17.7%	16.7%	17.2%	17.1%	17.2%			-20	-30

Equity in net income of affiliates	(164)	(150)	(314)	(164)	(478)	(139)	(617)	(146)	(149)	(295)	(138)	(433)			-16%	-9%

Other	(3)	(14)	(17)	(71)	(88)	(53)	(141)	(51)	(40)	(91)	(34)	(125)			-52%	42%

Noncontrolling Interest	339	356	695	381	1,076	385	1,461	398	433	831	447	1,278			17%	19%

Earnings from Continuing Operations Before Income Taxes	$832	$848	$1,680	$1,022	$2,702	$879	$3,581	$1,098	$1,242	$2,340	$1,216	3,556			19%	32%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX

Net sales	5,487	5,254	233	(176)	5,663	4%	-3%	7%
Marketing, selling and administrative (a)	1,117	1,208	(91)	40	1,157	-8%	3%	-5%
Marketing, selling and administrative excluding specified items (b)	1,090	1,171	(81)	38	1,128	-7%	2%	-5%
Advertising and product promotion	361	362	(1)	11	372	-	3%	3%
Advertising and product promotion excluding specified items (b)	361	362	(1)	11	372	-	3%	3%
Research and development	838	834	4	17	855	-	2%	2%
Research and development excluding specified items (b)	838	797	41	17	855	5%	2%	7%

(a) General and administrative	432	472	(40)	11	443	-8%	1%	-7%
General and administrative excluding specified items (c)	405	435	(30)	9	414	-7%	1%	-6%

(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	432	472
Specified Items:
Process standardization implementation costs	21	28
Mead Johnson separation costs	6	9

General and administrative excluding specified items	405	435

YEAR-TO-DATE

	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX

Net sales	15,886	15,348	538	(730)	16,616	4%	-4%	8%
Marketing, selling and administrative (a)	3,258	3,507	(249)	171	3,429	-7%	4%	-3%
Marketing, selling and administrative excluding specified items (b)	3,162	3,433	(271)	169	3,331	-8%	4%	-4%
Advertising and product promotion	1,085	1,101	(16)	46	1,131	-1%	4%	3%
Advertising and product promotion excluding specified items (b)	1,085	1,101	(16)	46	1,131	-1%	4%	3%
Research and development	2,590	2,442	148	70	2,660	6%	3%	9%
Research and development excluding specified items (b)	2,416	2,354	62	70	2,486	3%	3%	6%

(a) General and administrative	1,261	1,352	(91)	49	1,310	-7%	3%	-4%
General and administrative excluding specified items (c)	1,165	1,278	(113)	46	1,211	-9%	3%	-6%

(b) Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.

(c) The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2009	2008
General and administrative	1,261	1,352
Specified Items:
Process standardization implementation costs	65	64
Mead Johnson separation costs	31	10

General and administrative excluding specified items	1,165	1,278

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED SEPTEMBER 30, 2009

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX

Plavix	1,554	1,439	115	(14)	1,568	8%	-1%	9%
Avapro/Avalide	329	334	(5)	(12)	341	-1%	-2%	1%
Abilify	653	564	89	(15)	668	16%	-2%	18%
Reyataz	360	342	18	(18)	378	5%	-4%	9%
Sustiva Franchise	315	294	21	(13)	328	7%	-4%	11%
Baraclude	191	144	47	(7)	198	33%	-4%	37%
Orencia	162	119	43	(4)	166	36%	-2%	38%
Erbitux	179	184	(5)	-	179	-3%	-	-3%
Sprycel	107	82	25	(8)	115	30%	-8%	38%
Ixempra	28	25	3	(1)	29	12%	-1%	13%
Onglyza	20	-	20	-	20	N/A	N/A	N/A

YEAR-TO-DATE

	2009	2008	Growth $	Favorable / (Unfavorable) FX Impact $	2009 Excluding FX	Growth %	Favorable / (Unfavorable) FX Impact %	Growth % Excluding FX

Plavix	4,528	4,134	394	(62)	4,590	10%	-1%	11%
Avapro/Avalide	944	974	(30)	(56)	1,000	-3%	-5%	2%
Abilify	1,885	1,547	338	(62)	1,947	22%	-3%	25%
Reyataz	1,013	963	50	(69)	1,082	5%	-7%	12%
Sustiva Franchise	919	849	70	(57)	976	8%	-6%	14%
Baraclude	522	388	134	(34)	556	35%	-7%	42%
Orencia	434	312	122	(14)	448	39%	-4%	43%
Erbitux	516	567	(51)	-	516	-9%	-	-9%
Sprycel	302	224	78	(31)	333	35%	-12%	47%
Ixempra	81	76	5	(1)	82	7%	-1%	8%
Onglyza	20	-	20	-	20	N/A	N/A	N/A

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS EXCLUDING SPECIFIED ITEMS

($ in millions)

Gross Profit	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Bio Pharmaceuticals	2,965	3,135	6,100	3,218	9,318	3,329	12,647	3,191	3,463	6,654	3,500	10,154			9%	9%
Mead Johnson	452	456	908	455	1,363	440	1,803	445	484	929	455	1,384			-	2%

Gross Margin %	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Bio Pharmaceuticals	70.8%	70.1%	70.4%	71.4%	70.7%	73.3%	71.4%	73.8%	74.2%	74.0%	73.1%	73.7%			170	300
Mead Johnson	64.3%	62.6%	63.5%	61.2%	62.7%	62.2%	62.6%	64.2%	67.3%	65.8%	65.1%	65.6%			390	290

Earnings Before Income Taxes	2008							2009							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Bio Pharmaceuticals	832	848	1,680	1,022	2,702	879	3,581	1,098	1,242	2,340	1,216	3,556			19%	32%
Mead Johnson	208	188	396	159	555	137	692	159	151	310	127	437			-20%	-21%

Net Margin %	2008							2009							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Bio Pharmaceuticals	19.9%	18.9%	19.4%	22.7%	20.5%	19.4%	20.2%	25.4%	26.6%	26.0%	25.4%	25.8%			270	530
Mead Johnson	29.6%	25.8%	27.7%	21.4%	25.5%	19.4%	24.0%	22.9%	21.0%	22.0%	18.2%	20.7%			-320	-480

*	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Continuing Operations	$4,891	$5,203	$10,094	$5,254	$15,348	$5,249	$20,597	$5,015	$5,384	$10,399	$5,487	$15,886			4%	4%	-3%	-4%

BIO PHARMACEUTICALS	4,188	4,475	8,663	4,510	13,173	4,542	17,715	4,322	4,665	8,987	4,788	13,775			6%	5%	-3%	-4%

Cardiovascular	1,828	1,933	3,761	1,948	5,709	1,942	7,651	1,892	2,050	3,942	2,055	5,997			5%	5%	-1%	-3%
Plavix	1,308	1,387	2,695	1,439	4,134	1,469	5,603	1,435	1,539	2,974	1,554	4,528			8%	10%	-1%	-1%
Avapro/Avalide	305	335	640	334	974	316	1,290	302	313	615	329	944			-1%	-3%	-2%	-5%

Virology	734	791	1,525	824	2,349	812	3,161	794	848	1,642	890	2,532			8%	8%	-4%	-6%
Reyataz	297	324	621	342	963	329	1,292	322	331	653	360	1,013			5%	5%	-4%	-7%
Sustiva Franchise (a)	273	282	555	294	849	300	1,149	292	312	604	315	919			7%	8%	-4%	-6%
Baraclude	108	136	244	144	388	153	541	152	179	331	191	522			33%	35%	-4%	-7%

Oncology	436	474	910	447	1,357	462	1,819	407	450	857	447	1,304			-	-4%	-	-2%
Erbitux	187	196	383	184	567	182	749	164	173	337	179	516			-3%	-9%	-	-
Sprycel	66	76	142	82	224	86	310	88	107	195	107	302			30%	35%	-8%	-12%
Ixempra	25	26	51	25	76	25	101	24	29	53	28	81			12%	7%	-1%	-1%

Neuroscience	498	575	1,073	607	1,680	641	2,321	621	660	1,281	668	1,949			10%	16%	-2%	-4%
Abilify (b)	454	529	983	564	1,547	606	2,153	589	643	1,232	653	1,885			16%	22%	-2%	-3%

Immunoscience	87	106	193	119	312	129	441	124	148	272	162	434			36%	39%	-2%	-4%
Orencia	87	106	193	119	312	129	441	124	148	272	162	434			36%	39%	-2%	-4%

Metabolics	25	27	52	30	82	22	104	25	36	61	52	113			73%	38%	1%	1%
Onglyza	-	-	-	-	-	-	-	-	-	-	20	20			N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Continuing Operations	$2,747	$2,898	$5,645	$2,983	$8,628	$3,091	$11,719	3,031	$3,247	$6,278	$3,256	$9,534			9%	11%

BIO PHARMACEUTICALS	2,459	2,625	5,084	2,708	7,792	2,819	10,611	2,784	2,977	5,761	3,021	8,782			12%	13%

Cardiovascular	1,366	1,437	2,803	1,474	4,277	1,521	5,798	1,515	1,652	3,167	1,650	4,817			12%	13%
Plavix	1,139	1,207	2,346	1,263	3,609	1,311	4,920	1,296	1,393	2,689	1,406	4,095			11%	13%	4%	4%
Avapro/Avalide	174	184	358	189	547	188	735	173	179	352	186	538			-2%	-2%	-10%	-9%

Virology	378	376	754	405	1,159	407	1,566	406	404	810	424	1,234			5%	6%
Reyataz	160	159	319	176	495	172	667	176	169	345	186	531			6%	7%	6%	7%
Sustiva Franchise (a)	175	171	346	185	531	193	724	190	194	384	195	579			5%	9%	10%	9%
Baraclude	29	35	64	36	100	40	140	36	39	75	41	116			14%	16%	7%	12%

Oncology	237	254	491	234	725	246	971	218	233	451	233	684			-	-6%
Erbitux	185	193	378	182	560	179	739	162	171	333	175	508			-4%	-9%	N/A	N/A
Sprycel	20	21	41	21	62	30	92	30	33	63	28	91			33%	47%	23%	20%
Ixempra	25	26	51	24	75	23	98	22	26	48	26	74			8%	-1%	N/A	N/A

Neuroscience	359	413	772	449	1,221	502	1,723	491	513	1,004	520	1,524			16%	25%
Abilify (b)	348	403	751	435	1,186	490	1,676	481	518	999	520	1,519			20%	28%	25%	28%

Immunoscience	73	87	160	97	257	106	363	99	116	215	126	341			30%	33%
Orencia	73	87	160	97	257	106	363	99	116	215	126	341			30%	33%	N/A	N/A

Metabolics	15	16	31	17	48	9	57	11	21	32	36	68			112%	42%
Onglyza	-	-	-	-	-	-	-	-	-	-	20	20			N/A	N/A	N/A	N/A

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
***	In the first quarter of 2009, the Company changed its service provider for U.S prescription data to Wolters Klumer Health, Inc. (WK) for external reporting purposes and internal demand for most products. Prior to 2009, the Company used prescription data based on the Next-Generation Prescription Service Version 2.0 (NGPS) of the National Prescription Audit provided by IMS Health (IMS). The estimated total U.S. prescription change for the retail and mail order channels are calculated based on WK data on a weighted-average basis. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying WK mail order prescription data by a factor that approximates three and adding to this the WK retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2008							2009							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,144	$2,305	$4,449	$2,271	$6,720	$2,158	$8,878	$1,984	$2,137	$4,121	$2,231	$6,352			-2%	-5%	-7%	-10%

BIO PHARMACEUTICALS	1,729	1,850	3,579	1,802	5,381	1,723	7,104	1,538	1,688	3,226	1,767	4,993			-2%	-7%	-7%	-10%

Cardiovascular	462	496	958	474	1,432	421	1,853	377	398	775	405	1,180			-15%	-18%	-6%	-10%
Plavix	169	180	349	176	525	158	683	139	146	285	148	433			-16%	-18%	-5%	-10%
Avapro/Avalide	131	151	282	145	427	128	555	129	134	263	143	406			-1%	-5%	-6%	-11%

Virology	356	415	771	419	1,190	405	1,595	388	444	832	466	1,298			11%	9%	-8%	-13%
Reyataz	137	165	302	166	468	157	625	146	162	308	174	482			5%	3%	-9%	-13%
Sustiva Franchise (a)	98	111	209	109	318	107	425	102	118	220	120	340			10%	7%	-10%	-16%
Baraclude	79	101	180	108	288	113	401	116	140	256	150	406			39%	41%	-6%	-10%

Oncology	199	220	419	213	632	216	848	189	217	406	214	620			-	-2%	-	-4%
Erbitux	2	3	5	2	7	3	10	2	2	4	4	8			100%	14%	-5%	-6%
Sprycel	46	55	101	61	162	56	218	58	74	132	79	211			30%	30%	-11%	-17%
Ixempra	-	-	-	1	1	2	3	2	3	5	2	7			100%	*	N/A	N/A

Neuroscience	139	162	301	158	459	139	598	130	147	277	148	425			-6%	-7%	-9%	-14%
Abilify (b)	106	126	232	129	361	116	477	108	125	233	133	366			3%	1%	-9%	-15%

Immunoscience	14	19	33	22	55	23	78	25	32	57	36	93			64%	69%	-11%	-22%
Orencia	14	19	33	22	55	23	78	25	32	57	36	93			64%	69%	-11%	-22%

Metabolics	10	11	21	13	34	13	47	14	15	29	16	45			23%	32%	-	2%
Onglyza	-	-	-	-	-	-	-	-	-	-	-	-			N/A	N/A	N/A	N/A

*	In excess of +/- 200%
**	This table presents Continuing Operations sales and segment and product sales on a country management reported basis. The U.S and non-U.S net sales are based upon the location of the customer.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

(Unaudited, amounts in millions except per share data)

	Q3 2009
	GAAP	Specified Items*	Non GAAP

Net Sales	$5,487	-	$5,487
Cost of products sold	1,562	(30)	1,532

Gross Profit	3,925	30	3,955

Gross margin as a % of sales	71.5%	0.6%	72.1%

Marketing, selling and administrative	1,117	(27)	1,090
Advertising and product promotion	361	-	361

Total SGA	1,478	(27)	1,451

SG&A as a % of sales	26.9%	(0.5)%	26.4%

Research and development	838	-	838

R&D as a % of sales	15.3%	-	15.3%

Provision for restructuring, net	54	(54)	-
Litigation expense, net	-	-	-
Equity in net income of affiliates	(139)	-	(139)
Other income, net	(30)	23	(7)

Earnings from Continuing Operations Before Income Taxes	$1,724	88	$1,812

Provision for income taxes	434	8	442

Net Earnings - Continuing Operations	$1,290	80	$1,370

Net Earnings - Discontinued Operations	-		-
Net Earnings Attributable to Noncontrolling Interest	324		324

Net Earnings Attributable to Bristol-Myers Squibb Company	$966	80	$1,046

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$966	80	$1,046
Contingently convertible debt interest expense and dividends attributable to unvested shares	(5)		(5)

Net Earnings used for Diluted EPS Calc - Continuing Operations
- Attributable to Bristol-Myers Squibb Company	$961	80	$1,041

Average Common Shares Outstanding - Diluted	1,984		1,984
Diluted Earnings per Common Share - Continuing Operations	$0.48	0.04	$0.52

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	17.6%	1.5%	19.1%
Net Earnings Attributable to Bristol-Myers Squibb Company as a % of sales	17.6%	1.5%	19.1%

Effective Tax Rate	25.2%	(0.8)%	24.4%

*	Please refer to the Specified Items QTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(Unaudited, amounts in millions except per share data)

	SEPTEMBER YTD 2009
	GAAP	Specified Items*	Non GAAP

Net Sales	$15,886	-	$15,886
Cost of products sold	4,436	(88)	4,348

Gross Profit	11,450	88	11,538

Gross margin as a % of sales	72.1%	0.5%	72.6%

Marketing, selling and administrative	3,258	(96)	3,162
Advertising and product promotion	1,085	-	1,085

Total SGA	4,343	(96)	4,247

SG&A as a % of sales	27.3%	(0.6)%	26.7%

Research and development	2,590	(174)	2,416

R&D as a % of sales	16.3%	(1.1)%	15.2%

Provision for restructuring, net	101	(101)	-
Litigation expense, net	132	(132)	-
Equity in net income of affiliates	(435)	-	(435)
Other income, net	(130)	91	(39)

Earnings from Continuing Operations Before Income Taxes	$4,849	500	$5,349

Provision for income taxes	1,340	(26)	1,314

Net Earnings - Continuing Operations	$3,509	526	$4,035

Net Earnings - Discontinued Operations	-		-
Net Earnings Attributable to Noncontrolling Interest	922		922

Net Earnings Attributable to Bristol-Myers Squibb Company	$2,587	526	$3,113

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company	$2,587	526	$3,113
Contingently convertible debt interest expense and dividends attributable to unvested shares	(14)		(14)

Net Earnings used for Diluted EPS Calc - Continuing Operations
- Attributable to Bristol-Myers Squibb Company	$2,573	526	$3,099

Average Common Shares Outstanding - Diluted	1,982		1,982
Diluted Earnings per Common Share - Continuing Operations	$1.30	0.26	$1.56

Net Earnings from Continuing Operations Attributable to Bristol-Myers Squibb Company as a % of sales	16.3%	3.3%	19.6%
Net Earnings Attributable to Bristol-Myers Squibb Company as a % of sales	16.3%	3.3%	19.6%

Effective Tax Rate	27.6%	(3.0)%	24.6%

*	Please refer to the Specified Items YTD tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

($ in millions)

Three months ended September 30, 2009

			Cost of products sold	Marketing selling and administrative	Provision for restructuring, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations			$-	$-	$51	$-	$51
Accelerated depreciation and other shutdown costs			30	-	3	-	33
Process standardization implementation costs			-	21	-	-	21
Gain on sale of product lines, businesses and assets			-	-	-	(17)	(17)

Total PTI			30	21	54	(17)	88

Other:
Mead Johnson separation costs			-	6	-	-	6
Medarex acquisition			-	-	-	(10)	(10)
Debt buyback and swap terminations			-	-	-	4	4

Total			$30	$27	$54	$(23)	88

Income taxes on items above							(29)
Income taxes attributable to Mead Johnson separation							21

Decrease to Net Earnings							$80

Three months ended September 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$-	$-	$-	$26	$-	$-	$26
Accelerated depreciation and other shutdown costs	53	-	-	-	-	-	53
Process standardization implementation costs	-	28	-	-	-	-	28

	53	28	-	26	-	-	107

Other:
Litigation charges	-	-	-	-	30	-	30
Mead Johnson separation costs	-	9	-	-	-	-	9
Product liability	-	-	-	-	-	2	2
Upfront and milestone payments	-	-	37	-	-	-	37
ARS impairment charge	-	-	-	-	-	224	224

	$53	$37	$37	$26	$30	$226	409

Income taxes on items above							(87)

Decrease to Net Earnings							$322

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008

($ in millions)

Nine months ended September 30, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$-	$-	$-	$92	$-	$-	$92
Accelerated depreciation, asset impairment, and other shutdown costs	80	-	-	9	-	-	89
Pension curtailment charge	-	-	-	-	-	25	25
Process standardization implementation costs	-	65	-	-	-	-	65
Gain on sale of product lines, businesses and assets	-	-	-	-	-	(72)	(72)

Total PTI	80	65	-	101	-	(47)	199

Other:
Litigation charges	-	-	-	-	132	(10)	122
Mead Johnson separation costs	-	31	-	-	-	-	31
Mead Johnson gain on sale of trademark	-	-	-	-	-	(12)	(12)
Upfront and milestone payments	-	-	174	-	-	-	174
Medarex acquisition	-	-	-	-	-	(10)	(10)
Debt buyback and swap terminations	-	-	-	-	-	(7)	(7)
Product liability	8	-	-	-	-	(5)	3

Total	$88	$96	$174	$101	$132	$(91)	500

Income taxes on items above							(168)
Income taxes attributable to Mead Johnson separation							194

Decrease to Net Earnings							$526

Nine months ended September 30, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Litigation expense, net	Other (income)/ expense, net	Total

Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$-	$-	$-	$67	$-	$-	$67
Accelerated depreciation and other shutdown costs	207	-	-	-	-	-	207
Process standardization implementation costs	-	64	-	-	-	-	64
Gain on sales and leaseback of properties	-	-	-	-	-	(9)	(9)

	207	64	-	67	-	(9)	329

Other:
Litigation charges	-	-	-	-	32	-	32
Mead Johnson separation costs	-	10	-	-	-	-	10
Product liability	-	-	-	-	-	18	18
Upfront and milestone payments	-	-	88	-	-	-	88
Acquired in-process research and development	-	-	32	-	-	-	32
ARS impairment charge	-	-	-	-	-	247	247

	$207	$74	$120	$67	$32	$256	756

Income taxes on items above							(154)

Decrease to Net Earnings							$602

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Cash and cash equivalents	$2,443	$4,047	$7,173	$7,976	$7,832	$7,507	$6,367
Marketable securities - current	194	355	258	289	1,088	613	302
Marketable securities - long term	455	386	297	188	184	983	1,202
Short-term borrowings	1,781	1,799	135	154	156	124	286
Long-term debt	4,660	6,021	6,120	6,585	6,492	6,235	6,307

Net (debt) / cash	$(3,349)	$(3,032)	$1,473	$1,714	$2,456	$2,744	$1,278	$-

Receivables, net of allowances	$4,082	$3,838	$3,555	$3,644	$3,600	$3,619	$3,699

Total equity	10,567	10,766	12,934	12,208	13,129	13,936	14,371

Capital expenditures and capitalized software (for the quarter ended)	250	210	196	285	201	164	169

BRISTOL-MYERS SQUIBB COMPANY

2009 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2009

Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.72 to $1.77

Projected Specified Items:

Productivity Transformation Initiative	0.13

Productivity Transformation Initiative Gain on Sale of Assets	(0.11)

Upfront and milestone payments	0.10

Mead Johnson charges	0.02

Litigation Charges	0.04

Additional Taxes Related to Mead Johnson IPO	0.10

Total	0.28

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.00 to $2.05

Revenue growth is projected in the mid single digit range, which based on historical trends in 2008 and the nine months ended September 30, 2009 would be in the high single digit range, excluding foreign exchange.

Gross margin on a GAAP basis for the nine months ended September 30, 2009 was 72.1%, which included specified items of $88 million and had a 0.5% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2009 gross margin was 72.6%. On a non-GAAP basis, based on historical trends in 2008 and the nine months ended September 30, 2009 the Company projects gross margin for the full year 2009 to improve approximately 200 basis points compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

Research and development expenses on a GAAP basis for the nine months ended September 30, 2009 were $2,590 million, which included specified items of $174 million. On a non-GAAP basis, for the nine months ended September 30, 2009 research and development expenses were $2,416 million. On a non-GAAP basis, based on historical trends in 2008 and the nine months ended September 30, 2009, the Company projects research and development expenses for the full year 2009 to increase in the mid single digit range compared to 2008. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the nine months ended September 30, 2009 were $3,258 million, which included specified items of $96 million. On a non-GAAP basis, for the nine months ended September 30, 2009 marketing, selling and administrative expenses were $3,162 million. On a non-GAAP basis, based on historical trends in 2008 and the nine months ended September 30, 2009 the Company projects marketing, selling and administrative expenses, for the full year 2009 to be down in low to mid single digit range compared to 2008, excluding foreign exchange. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

The effective tax rate on a GAAP basis for the nine months ended September 30, 2009 was 27.6%, which included specified items of $26 million in the tax provision, and had a 3.0% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the nine months ended September 30, 2009 effective tax rate was 24.6%. On a non-GAAP basis, based on historical trends in 2008 and the nine months ended September 30, 2009 the Company projects effective tax rate for the full year 2009 to be approximately 25%. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - September YTD tab.

The GAAP results for the full year 2009 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative, announced in December 2007 is expected to generate approximately $2.5 billion in cost reductions and avoidance on a pre-tax basis by 2012. Costs associated with the Productivity Transformation Initiatives are estimated to be between $1.3 billion and $1.6 billion on a pre-tax basis. This amount does not include gains realized due to sales of assets. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2009 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Third Quarter of 2009, October 22, 2009, including “2009 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007 without rebasing 2007 for the agreement to sell the ConvaTec business, excluding the impact of any U.S. healthcare reforms, costs associated with productivity transformation initiatives and other specified items that have not yet been identified and quantified. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.